GREAT-WEST FUNDS, INC.

Great-West Conservative Profile Fund Institutional Class Ticker: MXKVX Investor Class Ticker: MXCPX Class L Ticker: MXIPX

Great-West Moderately Conservative Profile Fund Institutional Class Ticker: MXJUX Investor Class Ticker: MXDPX Class L Ticker: MXHPX

Great-West Moderate Profile Fund Institutional Class Ticker: MXITX Investor Class Ticker: MXMPX Class L Ticker: MXGPX

Great-West Moderately Aggressive Profile Fund Institutional Class Ticker: MXHRX Investor Class Ticker: MXBPX Class L Ticker: MXFPX

Great-West Aggressive Profile Fund Institutional Class Ticker: MXGTX Investor Class Ticker: MXAPX Class L Ticker: MXEPX

(the “Funds”)

Supplement dated October 8, 2021 to the Prospectus and Summary Prospectuses for the Funds, each dated April 30, 2021, as supplemented.

Effective immediately, under the sections of the Prospectus entitled “Purchase and Sale of Fund Shares” and “Investing in the Funds”, the following language is hereby added:

Effective immediately Class L shares of the Great-West Aggressive Profile Fund and Great-West Moderately Aggressive Profile Fund are closed to new Permitted Accounts and new contributions by existing Permitted Accounts. Existing Permitted Accounts may continue to reinvest dividends and capital gains arising from the Funds, but no other forms of contributions will be allowed. Each Fund reserves the right to modify or limit the above exceptions or to re-open Class L shares of either Fund at any time without prior notice.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectuses for the Funds, each dated April 30, 2021, as supplemented.

Please keep this Supplement for future reference.